LONGLEAF PARTNERS FUNDS TRUST

SUPPLEMENT DATED DECEMBER 7, 2005
TO PROSPECTUS DATED MAY 1, 2005
On December 2, 2005, the Funds’ investment adviser Southeastern Asset Management, Inc. (“Southeastern”) notified the Boards of Trustees of Longleaf Partners Fund and Longleaf Partners Small-Cap Fund that John Buford was leaving Southeastern on December 31, 2005 to pursue a career in the ministry. Southeastern’s existing portfolio management and research team will absorb John’s duties.
Accordingly, the following changes should be made to the Funds’ Prospectus and Statement of Additional Information (SAI), effective December 31, 2005: on page 21 of the Prospectus, remove all references to John B. Buford, and change the number of analysts on the research team from 9 to 8; on pages 22 and 23 of the SAI, remove all references to John B. Buford.
In addition, effective immediately, the Prospectus shall be amended as follows:

•	On page 29, under the heading “Exceptions to Investment Minimum and Closed Funds,” at the end of the paragraph which begins “Prior Approval for Exceptions,” add the following sentence: “We reserve the right to make additional exceptions or otherwise modify these exceptions at any time and to reject any investment for any reason.”

•	On page 35, under the heading “Dividends and Distributions,” insert the following between the first and second paragraphs: “We discourage redemptions to avoid taxable distributions. This practice can be disruptive to a Fund’s investment strategy and places a greater portion of a Fund’s tax burden on remaining shareholders. To the extent we identify this type of activity, we will place your account on “sell only” status and will disallow future purchases. The identification of such trading activity involves judgments that are inherently subjective and our efforts to discourage this behavior cannot eliminate the possibility that the trading activity will occur.”

LONGLEAF PARTNERS FUNDS®
Managed By
SOUTHEASTERN ASSET MANAGEMENT, INC.
6410 Poplar Avenue, Suite 900
Memphis, TN 38119
(800) 445-9469